UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 02, 2024

CYBER APP SOLUTIONS CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	333-254676	98-1585090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive Suite 875
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 400-2987

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYRB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A (the "Amendment") is being filed by Cyber App Solutions Corp., a Nevada Corporation (the "Company"), to amend the Current Report on Form 8-K filed on July 17, 2023 (the "Original Report"), solely to correct an error on the business background description of the newly appointed officer and director, Mr. Steven Looper. In the Original Report, the business background description of the newly appointed officer and director, Mr. Steven Looper, incorrectly stated that Mr. Looper received a Bachelor of Business Administration ("BBA") from West Texas State University in 1979. This Amendment corrects the error by stating that Mr. Looper did not receive a BBA. The sole purpose of this Amendment is to correct the error by removing the incorrect statement about Mr. Looper's edcational background, and revise and supplement it with subsequent developments. No other changes have been made to the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer, President, and Director

Steven Looper

From 2021 through the present, Mr. Looper has served as Chief Executive Officer and Managing Member of Proton Green, LLC (“Proton Green”), the wholly owned subsidiary of the Company which owns rights to mineral leases in one of the largest helium and carbon dioxide (“CO2”) fields in North America and also has the capacity to store up to one billion tons of CO2. Previously, Mr. Looper organized and served as Managing Member of Plateau Helium, LLC, a Wyoming company, a subsidiary of VVC Exploration Corporation, (“VVC”), which develops helium reserves in Colorado and Kansas, from 2019 through 2022.

Additionally, as of September 2023, Mr. Looper has joined the board of directors of VVC as a director. VVC is a Canadian company with operations in the United States, engaged in the exploration, development, and management of natural resources. VVC holds 8,097,660 shares of our common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date:	February 2, 2024	By:	/s/ Steven Looper
Steven Looper, Chief Executive Officer and President